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                               SUBSIDIARY GUARANTY

         GUARANTY, dated as of September 30, 1999 made by AES Oklahoma Management Co., Inc. ("AES OKLAHOMA"), AES Hawaii Management Company, Inc. ("AES Hawaii"), AES Southland Funding LLC, a Delaware limited liability company ("AES SOUTHLAND") and AES Warrior Run Funding LLC, in Delaware limited liability company ("AES WARRIOR RUN"), (each individually a "Guarantor" and, collectively, the "Guarantors"), in favor of the banks (the "Banks") and the fronting banks (the "Fronting Banks") party to the Credit Agreement (as defined below) and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as agent (the "Agent") for the Banks.

                             PRELIMINARY STATEMENTS:

          (1) The Banks, the Fronting Banks and the Agent have entered into a Credit Agreement, dated as of December 19, 1997 as amended and restated as of March 31, 1999 and as further amended by Amendment No. 1 dated as of May 21, 1999, Amendment No. 2 dated as of July 27, 1999 and Amendment No.3 dated as of September 28, 1999 (as so amended and as further amended from time to time, the "Credit Agreement"), with The AES Corporation, a corporation organized and existing under the laws of Delaware ("AES"), which owns 100% of the outstanding shares of stock of each Guarantor.

          (2) Each Guarantor and its respective wholly-owned subsidiaries may receive a portion of the proceeds of the Loans made, and the benefit of Letters of Credit issued, under the Credit Agreement and otherwise derive substantial direct and indirect benefit from the Credit Agreement.

          (3) It is a condition under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and in order to satisfy the condition on which the Banks, the Fronting Banks and the Agent were willing to enter into the Credit Agreement, the Guarantors hereby jointly and severally agree as follows:

         SECTION 1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

         SECTION 2. GUARANTY. Subject to Section 10, each Guarantor, jointly and severally, hereby unconditionally guarantees, as primary obligor and not merely as surety, the full and punctual payment as and when the same shall become due and


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payable (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by any Borrower pursuant to the Credit Agreement, the full and punctual payment of each Reimbursement Obligation under the Credit Agreement and the full and punctual payment of all other amounts payable by any Borrower under the Credit Agreement. Upon failure by any Borrower to pay punctually any such amount, the Guarantors shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement. The obligations of the Borrowers guaranteed by the Guarantors are referred to herein as the "Guaranteed Obligations". Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts which constitute part of the Guaranteed Obligations and would be owed by any Borrower under the Credit Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Borrower.

         SECTION 3. GUARANTY ABSOLUTE. Each Guarantor, jointly and severally, guarantees that, subject to Section 10 hereof, the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Banks and the Agent with respect thereto. The obligations of the Guarantors under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantors to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or whether any Borrower is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall, subject to Section 10 hereof, be absolute and unconditional and, without limiting the generality of the foregoing, irrespective of:

                  (i) any lack of validity or enforceability of the Credit Agreement or any other agreement or instrument relating thereto, or any provision of applicable law or regulation purporting to prohibit the payment by any Borrower of any of the Guaranteed Obligations or any other amount payable by any Borrower under the Credit Agreement;

                 (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment, waiver, extension, renewal, settlement, compromise or release in respect of or any consent to departure from the Credit Agreement including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to AES or any of its Subsidiaries or otherwise;

                (iii) any taking, exchange, release, impairment, invalidity or nonperfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Guaranteed Obligations;


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                 (iv) any manner of application of collateral, or proceeds
         thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of AES or any of its Subsidiaries;

                  (v) any change, restructuring or termination of the corporate structure or existence of AES or any of its Subsidiaries;

                 (vi) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or its assets or any resulting release or discharge of any of the Guaranteed Obligations or any other obligation of any Borrower contained in the Credit Agreement (other than as a result of the payment or performance in full thereof);

                (vii) the existence of any claim, set-off or other rights which the Guarantors may have at any time against any Borrower, the Agent, any Bank or any other corporation or person, whether in connection herewith or with any unrelated transactions, PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; or

               (viii) any other circumstances which might, but for this Section, otherwise constitute a defense available to, or a discharge of, any Borrower or Guarantor.

         This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had been due but not been made at such time.

         SECTION 4. CASH COLLATERAL ACCOUNT. (a) Each Guarantor further agrees that if any Borrower shall fail to deposit in the Cash Collateral Account any amount required to be deposited therein pursuant to the Credit Agreement, the Guarantors shall deposit such amount in a subaccount of the Cash Collateral Account as collateral security for each Guarantor's potential obligations hereunder. If the Guarantors fail to furnish such funds, the Agent shall be authorized to debit any accounts the Guarantors maintain with the Agent in such amount. Cash deposited in such subaccount of the Cash Collateral Account pursuant to this Section shall be returned to the Guarantors depositing the same to the extent that funds deposited by any Borrower in the Cash Collateral Account would have been required to be returned to such Borrower under the Credit Agreement.


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          (b) Each Guarantor hereby pledges and grants to the Agent, for the benefit of the Banks and the Agent, a continuing lien on and security interest in all right, title and interest of such Guarantor with respect to any funds held in the Cash Collateral Account from time to time, and all proceeds thereof, as security for the payment of the Guaranteed Obligations.

          (c) The Agent may, at any time or from time to time after funds are deposited in the Cash Collateral Account, apply funds then held in the Cash Collateral Account to the payment of any of the Guaranteed Obligations, in such order as the Agent may elect, as shall have become or shall become due and payable by any Borrower to the Banks or the Agent under the Credit Agreement.

          (d) Neither the Guarantors nor any person or entity claiming on behalf of or through the Guarantors shall have any right to withdraw any of the funds held in the Cash Collateral Account.

          (e) Each Guarantor agrees that it will not (i) sell or otherwise dispose of any interest in the Cash Collateral Account or any funds held therein, or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to the Cash Collateral Account or any funds held therein, except as contemplated by the terms hereof.

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS. Each Guarantor respectively represents and warrants as follows:

          (a) Such Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) The execution, delivery and performance by such Guarantor of this Guaranty are within such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation applicable to such Guarantor or the certificate of incorporation or by-laws of such Guarantor or any judgment, injunction, order, decree, material agreement or other material instrument binding upon such Guarantor or result in the creation or imposition of any Lien on any asset of AES or any of its Subsidiaries, except as contemplated by the terms hereof.

          (c) This Guaranty constitutes a valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights generally or by general principles of equity limiting the availability of equitable remedies.


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         SECTION 6. COVENANTS. So long as any Note or Letter of Credit shall remain outstanding or Loan or Reimbursement Obligation shall remain unpaid or any Commitment shall remain outstanding under the Credit Agreement, no Guarantor will, without the written consent of the Required Banks, if, and for so long as, an Actionable Default shall have occurred and be continuing under the Credit Agreement, (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of such Guarantor (other than stock splits and dividends payable solely in equity securities of such Guarantor), or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries to do so) any shares of any class of capital stock of such Guarantor or any warrants, rights or options to acquire any such shares, now or hereafter outstanding or (ii) make any Investment in or otherwise advance any funds to any Borrower, or, except as may be required by the Shady Point Financing Documents (as defined in Schedule I hereto), any Subsidiary of AES. "Actionable Default" means an Event of Default described in clauses (a), (e), (f), (g) and (h) of Section 6.01 of the Credit Agreement.

         SECTION 7. WAIVER. Each Guarantor hereby waives promptness, diligence, notice of acceptance, presentment, protest and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and waives any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against any Borrower or any other person or entity or any collateral.

         SECTION 8. SUBROGATION. Upon making any payment with respect to a Borrower under this Guaranty, the Guarantor making such payment shall be subrogated to the rights of the payee against such Borrower with respect to such payment; PROVIDED that neither Guarantor shall enforce any payment by way of subrogation until all amounts of principal of and interest on the Notes and all other amounts payable by any Borrower under any Financing Document shall have been paid in full.

         SECTION 9. STAY OF ACCELERATION. If acceleration of the time for payment of any Guaranteed Obligation is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such Guaranteed Obligations otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Agent made at the request of the requisite proportion of the Banks specified in Article VI of the Credit Agreement.

         SECTION 10. LIMIT OF LIABILITY. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under
Section 548


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of the United States Bankruptcy Code or any comparable provisions of any applicable state law (including, without limitation, the provisions of the Uniform Fraudulent Transfer Act and the Uniform Fraudulent Conveyance Act, to the extent incorporated in applicable state law).

         SECTION 11. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by either Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Banks and each Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED that neither Guarantor shall be released from its obligations under Section 2 hereof without the consent of all of the Banks.

         SECTION 12. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to a Guarantor, to it in care of The AES Corporation at its address at 1001 North 19th Street, Arlington, Virginia 22209, Attention: Vice President, Chief Financial Officer and Secretary, and if to the Agent, at its address specified in the Credit Agreement, or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall be effective in the manner and at the time set forth in Section 10.01 of the Credit Agreement.

         SECTION 13. NO WAIVER; REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 14. CONTINUING GUARANTY; ASSIGNMENT UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, (y) the termination of all Commitments under the Credit Agreement and (z) the surrender to the Fronting Bank or the expiration of all Letters of Credit issued under the Credit Agreement, (ii) be binding upon the Guarantors and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Banks, the Fronting Banks, the Agent and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Agent, any Fronting Bank and any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement and the Notes to any other person or entity (to the extent therein provided), and such other person or entity shall


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thereupon become vested with all the benefits in respect thereof granted to such assigning party herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agent) and Section 10.06 of the Credit Agreement.

         SECTION 15. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.


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         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                           AES SOUTHLAND FUNDING LLC


                                           By: _______________________________
                                           Name:
                                           Title:


                                           AES WARRIOR RUN FUNDING LLC


                                           By:________________________________
                                           Name:
                                           Title:


                                           AES OKLAHOMA MANAGEMENT CO., INC.


                                           By:________________________________
                                           Name:
                                           Title:


                                           AES HAWAII MANAGEMENT COMPANY, INC.


                                           By:________________________________
                                           Name:
                                           Title:


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